CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                           (the "Fund" or the "Funds")

             Supplement to Current Prospectus dated December 1, 2004


Effective immediately the description of the Portfolio Manager for the Funds in the table on page 52 of the Prospectus is revised in its entirety as follows:

CMG Mid Cap Growth Fund
-----------------------

Mr. Kenneth A. Korngiebel, CFA, is the Fund's Portfolio Manager. Mr. Korngiebel has managed the Fund since June 2004, is a Senior Vice President for the Advisor and has been with the Advisor since 1996.

CMG Small/Mid Cap Fund
----------------------

Mr. Kenneth A. Korngiebel. See Mid Cap Growth Fund above.




                                                                   May 20, 2005


































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                               CMG SMALL CAP FUND
                                  (the "Fund")

             Supplement to Current Prospectus dated December 1, 2004


Effective immediately the description of the Portfolio Manager under "Management," on page 8 of the Prospectus is revised in its entirety as follows:

Mr. Kenneth A. Korngiebel, a Senior Vice President of Columbia manages the Fund and is responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Korngiebel joined Columbia in 1996 and has managed the Fund since June 2004.




                                                                   May 20, 2005